UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 11, 2008

TARRAGON CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-22999 (Commission File Number)	94-2432628 (IRS Employer Identification No.)

423 West 55th Street, 12th Floor
New York, New York  10019
(Address of Principal Executive Offices, including zip code)

(212) 949-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

On August 11, 2008, Tarragon Corporation issued a press release reporting its results for the three and six months ended June 30, 2008.  A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 7.01.        Regulation FD Disclosure.

See Item 2.02            Results of Operations and Financial Condition

Item 9.01.        Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description
99.1	Tarragon press release, dated August 11, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARRAGON CORPORATION

By:	/s/ ERIN D. PICKENS
Erin D. Pickens
Executive Vice President and Chief Financial Officer

Date:  August 11, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Tarragon press release, dated August 11, 2008